                               WARRANT AGREEMENT

                                    BETWEEN

                                METROCALL, INC.

                                      AND

                       THE FIRST NATIONAL BANK OF BOSTON,

                                 WARRANT AGENT




                         Dated as of November 15, 1996

                               TABLE OF CONTENTS

ARTICLE I
ISSUANCE OF WARRANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.01     Initial Issuance of Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 ----------------------------------------
        1.02     Warrant Register; Exchange and Transfer of Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 ---------------------------------------------------
        1.03     Form of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ----------------

ARTICLE II
EXERCISE OF WARRANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
        2.01     Term of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ----------------
        2.02     Means of Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 -----------------

ARTICLE III
MUTILATED OR MISSING WARRANT CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 5

ARTICLE IV
RESERVATION OF WARRANT SHARES; REGISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE V
EXERCISE PRICE; ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE  . . . . . . . . . . . . . . . . . . . . . . . . 6
        5.01     Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 --------------
        5.02     Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 -----------
                 (a)     Stock Dividends; Stock Splits; Reverse Stock Splits . . . . . . . . . . . . . . . . . . . . . . . 6
                         ---------------------------------------------------
                 (b)     Distributions to Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                         -----------------------------
                 (c)     Issuance of Common Stock at Lower Values  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                         ----------------------------------------
                 (d)     Expiration of Rights, Options and Conversion Privileges                                           8
                         -------------------------------------------------------
                 (e)     Adjustment of Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                         ----------------------------
                 (f)     De minimis Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                         ----------------------
                 (g)     Reorganization, Reclassification or Recapitalization of the Company . . . . . . . . . . . . . . . 9
                         -------------------------------------------------------------------
                 (h)     Other Dilutive Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                         ---------------------
        5.03     Notice of Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 --------------------
        5.04     Statement on Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 ---------------------------------

ARTICLE VI
WARRANT HOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        6.01     No Rights as Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 -------------------------
        6.02     Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ------------------------

ARTICLE VII
CONCERNING THE WARRANT AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        7.01     Nature of Duties and Responsibilities Assumed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 ---------------------------------------------
        7.02     Right to Consult Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ------------------------

        7.03     Compensation; Reimbursement; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 --------------------------------------
        7.04     Warrant Agent May Hold Company Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 -----------------------------------------

ARTICLE VIII
CHANGE OF WARRANT AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
        8.01     Resignation and Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 -----------------------
        8.02     Merger, Consolidation or Change of Name of Warrant Agent  . . . . . . . . . . . . . . . . . . . . . . .  15
                 --------------------------------------------------------

ARTICLE IX
MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
        9.01     Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 ----------------
        9.02     Merger or Consolidation of Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 ----------------------------------
        9.03     No Impairment or Amendment; Continued Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 ----------------------------------------------
        9.04     Obligations Several; Independent Nature of Each
                 ------------------------------------------------
                 Holder's Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 ---------------
        9.05     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 -------
        9.06     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 -------------
        9.07     Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ---------------------
        9.08     Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ----------
        9.09     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 --------
        9.10     Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ------------
        9.11     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ------------
        9.12     Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ---------
        9.13     Nonwaiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 ---------
        9.15     Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 --------
        9.16     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 ------------
        9.17     Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -----------
        9.18     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 -----------

                             INDEX OF DEFINED TERMS

                                                                                                                     Page
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Closing Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Current Market Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Equity Issue Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Issuance Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1, 3
Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Series A Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Strike Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Trading Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Unit Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Warrant Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Warrant Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                               WARRANT AGREEMENT

                 THIS WARRANT AGREEMENT (the "Agreement") dated as of November 15, 1996, between METROCALL, INC., a Delaware corporation (the "Company"), and THE FIRST NATIONAL BANK OF BOSTON, as Warrant Agent (the "Warrant Agent"). Capitalized terms used in this Agreement have the meanings given them in the Unit Purchase Agreement dated as of November 15, 1996 (the "Unit Purchase Agreement"), by and among the Company and the Purchasers party thereto.


                                    RECITALS

                 WHEREAS, pursuant to the Unit Purchase Agreement, the Company has agreed to issue 159,600 warrants (the "Warrants") to purchase up to an aggregate of 2,915,254 shares of common stock, par value $.01 per share, of the Company ("Common Stock"). Each Warrant entitles the registered holder thereof to acquire 18.266 shares of Common Stock (the "Warrant Shares"); and

                 WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, transfer, exchange, and exercise of the Warrants as provided herein; and

                 WHEREAS, the Company and the Warrant Agent wish to define the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered holders of the Warrants.

                 NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:


                                   ARTICLE I
                              ISSUANCE OF WARRANTS

                 1.01 Initial Issuance of Warrant Certificates. Warrant certificates (the "Warrant Certificates") in the form set forth in Section 1.03 hereto evidencing Warrants to purchase an aggregate of 2,915,254 shares of Common Stock shall be executed by the Company and delivered to the Warrant Agent prior to the date of issuance of the Warrants (the "Issuance Date"). The Warrant Agent shall thereupon countersign and deliver such Warrant Certificates in accordance with the provisions of the Unit Purchase Agreement.

                 Each Warrant Certificate shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, or any Vice President, either manually or by facsimile signature printed thereon. Each Warrant Certificate shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.

                 In case any officer of the Company who shall have signed any Warrant Certificate shall cease to be such officer before the Warrant Certificate so signed shall have been countersigned by the Warrant Agent, such Warrant Certificate nevertheless may be countersigned and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement the person was not such officer.

                 1.02     Warrant Register; Exchange and Transfer of Warrants.
(a) The Warrant Certificates shall be issued in registered form only. The Warrant Agent, on behalf of the Company, shall number and list each Warrant Certificate, as it is issued, in a register (the "Warrant Register") which it shall maintain at the corporate trust office located at 150 Royall Street, Canton, Massachusetts (the "Office") or, in the event that a successor warrant agent is appointed in accordance with the provisions of Section 8.01 of this Agreement, the address of such successor warrant agent provided by notice to the holders of the Warrants pursuant to that section.

                 (b) At the option of any registered holder (a "Holder") of a Warrant, any Warrant Certificate may be exchanged at the Office for a new Warrant Certificate or new Warrant Certificates, in the same or different denominations, upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive.

                 Subject to compliance with the restrictions set forth in the Warrant Certificates and in this Agreement, the Warrant Certificates shall be transferable only on the Warrant Register, upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver one
or more new Warrant Certificates to the Persons entitled thereto.    As used in
this Agreement, "Person" means any natural person, corporation, partnership, joint venture, limited liability company, firm, association, joint-stock company, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                 All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                 No service charge shall be made to a Holder for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

                 Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable, and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company, the Warrant Agent and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or the transfer thereof on the Warrant Register, any notice to the contrary notwithstanding; but until such transfer on the Warrant Register, the Company and the Warrant Agent may treat the Holder thereof as the owner for all purposes.

                 1.03 Form of Warrants. The Warrant Certificates shall be substantially in the form of Exhibit A hereto, and may have such letters, numbers or other marks of identification and such legends printed, lithographed or engraved upon them as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or to conform to usage.

                 Warrant Certificates shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon exchange, substitution or transfer.


                                   ARTICLE II
                              EXERCISE OF WARRANTS

                 2.01 Term of Warrants. Each Warrant shall entitle the Holder thereof to purchase 18.266 shares of Common Stock for the per share Exercise Price (as defined in Article V hereof), subject to adjustment pursuant to Article V hereof at any time from the Issuance Date through and including November 15, 2001, subject to the provisions of this Agreement. The Warrants shall be exercisable at any time, and from time to time, during the Exercise Period and shall terminate and become void as of the close of business on the last day thereof.

                 2.02 Means of Exercise. (i) Subject to Section 5.02, Warrants may be exercised upon surrender to the Warrant Agent at its Office of the Warrant Certificates evidencing the Warrants to be exercised, together with the Purchase Form on the reverse thereof duly completed and signed, and upon payment to the Warrant Agent, for the account of the

Company, of the Exercise Price (determined in accordance with Article 5 hereof) for the number of Warrant Shares in respect of which such Warrants are then exercised.

                                  (ii)     Subject to Section 5.02, payment of
the aggregate Exercise Price shall be by certified or official bank check or wire transfer payable to the order of the Company, or a combination thereof, at the option of the Holder. Notwithstanding any other provision of this Agreement to the contrary, a Holder may, upon exercise of Warrants, at its election, pay all or part of the Exercise Price applicable to such exercise by delivering shares of Series A Convertible Preferred Stock, par value $0.01 ("Series A Preferred Stock") and such shares of Series A Preferred Stock shall be applied against the Exercise Price of the Warrants at the rate of the Stated Value per share of Series A Preferred Stock plus all accrued and unpaid dividends thereon. Any shares of Series A Preferred Stock so delivered shall be duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Warrant Agent in its discretion. All Warrant Certificates surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

                                  (iii)    Notwithstanding any other provision
of this Section 2.02, the Holder of a Warrant may elect to exercise a Warrant without the payment of any cash or Series A Preferred Stock and, if such holder so elects, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (A) the excess, if any, of the Current Market Price per share at the date of exercise over the Exercise Price at the time of exercise, (B) multiplied by the number of shares for which the Warrants to be exercised are exercisable (C) divided by the Current Market Price. For purposes hereof, the "Current Market Price" per share for any date shall mean average of the Closing Prices of the Common Stock for the 10 Trading Days prior to such date. "Closing Price" on any Trading Day, shall mean the last reported sale price, or in case no such sale takes place on such day, the average of the
closing bid and asked prices, for the Common Stock.   "Trading Day" shall mean
(A) a day on which the Common Stock is traded on the principal stock exchange on which the Common Stock has been listed, or (B) if the Common Stock is not listed on any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the Nasdaq National Market System, or
(C) if the Common Stock is not traded on the Nasdaq National Market System, a day on which the Common Stock is traded in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices). The Company shall not be required to issue fractional shares as a result of the exercise of Warrants. If a Holder is entitled to a fraction of a share of Common Stock as a result of the exercise of Warrants, the Company may pay the Holder an amount in cash equal to the Current Market Price multiplied by the fraction of a share of Common Stock to which the Holder would otherwise be entitled, without interest.

                          (iv)    Upon the surrender of any Warrant Certificate
with the Purchase Form duly executed and payment of the Exercise Price in accordance with the foregoing provisions, the Warrant Agent shall thereupon promptly inform the Company with respect to each Warrant exercised, remit to the Company all monies or shares of Series A Preferred Stock received upon exercise of the Warrants, and request from the Company appropriate evidence of ownership of the Warrant Shares to which the Holder is entitled, registered in such name or names as may be directed in writing by the Holder. Upon receipt of the required deliveries, the Company shall, as promptly as practicable, and in any event within three days thereafter, cause to be issued and delivered to the registered holder of such Warrant (or its nominee), a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in such Holder's notice of the exercise of such Warrant (but not exceeding the maximum number of shares issuable upon exercise of such Warrant). Such surrender shall be deemed to have been effected as of the close of business on the day on which such Warrant Certificate shall have been surrendered, and at such time the rights of the Holder of the Warrant Certificate, in its capacity as such, shall cease, and the Person or Persons in which name or names any Warrant Shares are to be issued upon such surrender shall be deemed to have become the holder or holders of record of such Warrant Shares. If less than the full number of Warrants represented by such Warrant Certificate are being exercised, the Warrant Agent shall issue, pursuant to Section 1.02, a new Warrant Certificate, of like tenor for the number of Warrants evidenced by the surrendered Warrant Certificate minus the number of Warrants exercised.


                                   ARTICLE III
                   MUTILATED OR MISSING WARRANT CERTIFICATES

                 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant Certificate, and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company will issue a new Warrant Certificate, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Certificate; provided, however, if any Certificate of which any Holder, its nominee, or any of its officers or principals is the registered holder is lost, stolen or destroyed, the affidavit of such principal or officer of such Holder setting forth the circumstances with respect to such loss, theft or destruction, together with an agreement to indemnify the Company with respect thereto, shall be accepted as satisfactory evidence thereof, and no bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant Certificate in replacement of such lost, stolen or destroyed Warrant Certificate.


                                   ARTICLE IV
                  RESERVATION OF WARRANT SHARES; REGISTRATION

                 Upon the Issuance Date and during the Exercise Period, the Company shall irrevocably reserve 2,915,254 shares of Common Stock in the treasury solely to be issued as Warrant Shares for issuance upon exercise of the Warrants in accordance with this Agreement.

                 The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and from all taxes, liens, charges and security interests with respect to the issuance thereof.

                 The Company will cause the Warrant Shares to be duly registered or approved, as the case may be, under the Securities Act and any required state securities laws before such shares are issued to any Holder upon exercise, all in accordance with and as set forth in the Registration Rights Agreement. If the Common Stock is listed or admitted to trading on any national securities exchange or national market system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or national market system upon official notice of issuance the Warrant Shares and maintain the listing or admission to trading of such shares after their issuance so long as the Common Stock is so listed or admitted to trading.


                                   ARTICLE V
             EXERCISE PRICE; ADJUSTMENT OF NUMBER OF WARRANT SHARES
                               AND EXERCISE PRICE

                 5.01     Exercise Price.    (a)  The per share exercise price
of the Warrants shall be $7.40, subject to adjustment as set forth in this
Article V (the "Exercise Price").

                          (b)     If  the Company shall issue or sell shares of
Common Stock pursuant to a transaction exempt from the registration requirements of the Securities Act at a price per share of Common Stock (the "Equity Issue Price") that is less than 80% of the Exercise Price (at the record date for such sale or issuance) then the Exercise Price then in effect shall be reduced to an amount equal to 125% of the Equity Issue Price.

                          (c)     If the Company shall issue or sell any
rights, options, warrants or convertible or exchangeable securities (other than employees stock options) containing the right to subscribe for or purchase shares of Common Stock, pursuant to a transaction exempt from the registration requirements of the Securities Act, with an exercise or conversion price (the "Strike Price") which is less than the Exercise Price then in effect, then the Exercise Price shall be reduced to the Strike Price.

                 5.02 Adjustments. The number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment (without duplication of the adjustments in Section 5.01, it being understood that if adjustments are required under more than one provision of Sections 5.01 and 5.02, the adjustments (without duplication) most favorable to the Holders shall occur) from time to time as follows:

                          (a)     Stock Dividends; Stock Splits; Reverse Stock
Splits.   (i)  In case the Company shall (A) declare or pay a dividend on its outstanding Common Stock in shares of Common Stock or make a distribution to all holders of its outstanding Common Stock in shares of Common Stock, (B) subdivide or reclassify its outstanding Common Stock, or (C) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to the record date for such dividend or combination or the effective date of such subdivision or reclassification shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised in full immediately prior to the happening of such event or any record date with respect thereto (with any record date requirement being deemed to have been satisfied), and, in any such case, the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to further adjustments under this Section 5.02. An adjustment made pursuant to this
Section 5.02(a) shall become effective at the record date, if any, for such event.

                          (b)     Distributions to Stockholders.  In case the
Company shall issue to holders of its Common Stock rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 5.01(c)) (collectively, the "rights") entitling them to subscribe for or purchase Common Stock at a price per share of Common Stock (determined by dividing (A) the total amount receivable by the Company in consideration of the issuance of such rights plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights) that is lower than the then Current Market Price per share of Common Stock in effect immediately prior to such issuance, then the number of shares of Common Stock issuable upon the exercise of all Warrants then outstanding shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of shares of Common Stock which the aggregate consideration to be received by the Company in connection with such issuance (as defined in the following sentence) would purchase at the then Current Market Price per share of Common Stock. For purposes of this Section 5.02 (b), the "aggregate consideration to be received by the Company" in connection with any issuance of such rights shall be deemed to be the consideration received by the Company for such rights plus any consideration or premiums stated in such rights to be paid for the shares of Common Stock covered thereby. Any increase of the number of shares of Common Stock issuable upon exercise of all Warrants then outstanding made pursuant to this Section 5.02(b) shall be allocated among such Warrants on a pro rata basis.

                          (c)     Issuance of Common Stock at Lower Values.  In
case the Company shall, in a transaction to which Sections 5.02(a)is inapplicable (and other than upon conversion of Series A Preferred Stock or exercise of a Warrant), issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined, in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower (at the date of such sale or issuance) than the then Current Market Price per share of Common Stock in effect immediately prior to such sale or issuance or for no consideration, then in each case the number of shares of Common Stock thereafter issuable upon the exercise of all Warrants then outstanding shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance, plus the number of additional shares of Common Stock offered for subscription or purchase or to be issued upon conversion or exchange of such convertible or exchangeable securities, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of shares of Common Stock which the aggregate consideration to be received by the Company (as defined in the following paragraph) in connection with such sale or issuance would purchase at the then Current Market Price per share of Common Stock.

                 For the purpose of such adjustments the "aggregate consideration to be received by the Company" therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities plus any consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby.

                          In case the Company shall issue or sell shares of
Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of Sections 5.02(b) and 5.02(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of Sections 5.02(b) and 5.02(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

                 Any increase of the number of shares of Common Stock issuable upon exercise of all Warrants then outstanding made pursuant to this Section 5.02(c) shall be allocated among such Warrants on a pro rata basis.

                          (d)     Expiration of Rights, Options and Conversion
Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange rights that have previously resulted in an adjustment under this
Section 5.02, if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of shares issuable upon exercise of each Warrant by a number that is in excess of the amount or number of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights or shall have the effect of decreasing the number of shares of Common Stock that have been issued upon exercise of any Warrants prior to the date of such readjustment.

                          (e)     Adjustment of Exercise Price.  Whenever the
number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as provided in Section 5.02(a), (b) or (c), the Exercise Price for each share of Common Stock payable upon exercise of such Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares issuable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so issuable immediately thereafter.

                          (f)     De minimis Adjustments.  No adjustment in the
number of shares of Common Stock issuable under any Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon an exercise of each Warrant; provided, that any adjustments which by reason of this Section 5.02(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                          (g)     Reorganization, Reclassification or
Recapitalization of the Company. If and whenever subsequent to the date hereof the Company shall effect (i) any reorganization, reclassification or recapitalization of any shares of Common Stock (or any other shares of the Company) (other than in the cases referred to in Section 5.02(a), (b) or (c)),
(ii) any consolidation or merger of the Company with or into another Person,
(iii) the sale, transfer or other disposition of the property, assets or business of the Company as an entirety or substantially as an entirety or (iv) any other transaction (or any other event shall occur) as a result of which holders of shares of Common Stock become entitled to receive any shares of the Company, any of its Subsidiaries or any other Person or securities and/or property (including, without limitation, cash, and including regular dividends payable out of earnings or any surplus legally available for distribution under the laws of the jurisdiction of the Company's incorporation) with respect to or in exchange for the shares of Common Stock (the transactions referred to in the foregoing clauses (i), (ii), (iii) and (iv) being each hereinafter referred to as a "Special Distribution"), there shall thereafter be deliverable upon the exercise of this Warrant (including any partial exercise) (in lieu of or in addition to the Common Stock or other securities theretofore deliverable, as appropriate) the highest number of securities and/or the greatest amount of property (including, without limitation, cash) which the holders of the Warrants would have received if the Warrants had been exercised (or the appropriate proportion thereof upon any partial exercise) immediately prior to such Special Distribution (or the applicable record date therefor).

                 Prior to and as a condition of the consummation of any Special Distribution, the Company shall make equitable, written adjustments as provided in this paragraph in the application of the provisions set forth herein and in the other Basic Documents for the benefit of the Holders of the Warrants, so that all such provisions shall thereafter be applicable, as nearly as possible, in relation to any Common Stock or other securities or other property thereafter deliverable upon exercise of the Warrants and so that the Holders of the Warrants will (prior to exercise) enjoy all of the rights and benefits of this Agreement (including the anti-dilution provisions hereof) and enjoy all of the rights and benefits enjoyed by any Person who shall have acquired any such Common Stock, other securities or other property (including, without limitation, cash and/or shares of any Subsidiary of the Company) in connection with any such Special Distribution, including, without limitation, any subsequent tender offer or redemption of any such shares or other securities. Any such adjustment shall be made by and set forth in a supplemental agreement of the Company and/or the successor entity, as applicable, for the benefit of the Holders of the Warrants and in form and substance reasonably acceptable to the Holders of 75% or more of the Warrants, which agreement shall bind the Company and/or the successor entity, as applicable, and all Holders of Warrants then outstanding and shall be accompanied by a favorable opinion of the regular outside counsel to the Company or the successor entity, as applicable (or such other firm as is reasonably acceptable to the Holders of 75% or more of the Warrants), as to the enforceability of such agreement as to such other matters as the Holders of a majority of the Warrants may reasonably request.

                          (h)     Other Dilutive Events.  If any other
transaction or event shall occur (excluding any transaction or event to which Sections 5.02 (a), (b) and (c) are applicable, but including, without limitation, any issuance, repurchase, redemption, any issuance of so-called phantom stock, stock appreciation rights or similar interests (other than pursuant to an employee benefit plan) or other distribution in respect of any Common Stock or other distribution in respect of any Common Stock or other securities of the Company or of any other Person) as to which the other provisions of this Section 5.02 are not strictly applicable but the failure to make any adjustment to the Exercise Price or the Common Stock issuable upon exercise of the Warrants or to any of the other terms of this Agreement or the Warrants would not fairly protect the purchase rights and other rights represented by the Warrants in accordance with the essential intent and principles hereof, then, and as a condition to the consummation of any such transaction or event, and in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 5.02, necessary to preserve, without dilution, the rights represented by the Warrants. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this Section 5.02(h). Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein.

                 5.03 Notice of Adjustment. Whenever the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made and shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to mail a copy to each Holder as provided in this Section
5.03. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other stock or properties upon the exercise of any Warrant.

                 5.04 Statement on Warrant Certificates. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement; provided, however, that the actual number of shares of Common Stock subject to such Warrants shall take into account any adjustments thereto required to be made pursuant to the provisions of this Agreement.


                                   ARTICLE VI
                                WARRANT HOLDERS

                 6.01     No Rights as Stockholders. Other than as provided in
Section 6.02, nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon any of the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

                 6.02 Notice of Certain Events. If, however, at any time prior to the exercise or termination of the Warrants:

                          (1) the Company shall declare any dividend payable in cash or in any securities upon its Common Stock or make any distribution to the holders of its Common Stock;

                          (2) the Company shall offer to all holders of its Common Stock any additional shares of Common Stock or securities convertible or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

                          (3) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed;

                          (4) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or the conveyance or transfer of the properties and assets of the Company as, or substantially as, an entirety, or any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants or as a result of a subdivision or combination;

                          (5) the occurrence of any event giving rise to an adjustment to the number of shares of Common Stock issuable upon the exercise of the Warrants or to the Exercise Price pursuant to Sections 5.01 or 5.02 hereof, together with any notices required pursuant to Section
                 5.03 hereof; or

                          (6) the removal or resignation of the Warrant Agent in accordance with Section 8.01 hereof;


the Company shall give to the Warrant Agent and mail (or cause to be mailed) to each Holder as provided in Section 5.03 hereof, at least 20 days prior to the applicable record date hereinafter specified, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such dividends, distributions, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up. Failure to mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation, winding up, consolidation, merger, conveyance transfer or reclassification, or other event specified in this Section 6.02.


                                   ARTICLE VII
                          CONCERNING THE WARRANT AGENT

                 7.01 Nature of Duties and Responsibilities Assumed. The Company hereby appoints the Warrant Agent to act as agent of the Company pursuant to this Agreement. The Warrant Agent hereby accepts the appointment as agent of the Company and agrees to perform that agency upon the terms and conditions herein set forth, by all of which the Company and the Holders, by virtue of their acceptance of Warrant Certificates, shall be bound.

                 The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representations as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any Warrant Shares delivered upon exercise or tender of any Warrant, or the correctness of any representations of the Company.

                 The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any covenants and obligations contained in this Agreement or in the Warrant Certificates, or (c) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, any Vice President, the Treasurer or Secretary of the Company and to apply to any such officer for instructions, and the Warrant Agent shall not be liable to the Company or any Holder for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer, but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

                 Whenever in the performance of its duties, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, any Vice President, the Treasurer or Secretary of the Company and delivered to the Warrant Agent. The Warrant Agent shall not be charged with any knowledge it may obtain in its individual capacity or in any capacity other than as Warrant Agent.

                 The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through it attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                 The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

                 None of the rights of any holder of any Warrant and none of the duties of the Company shall be adversely affected in the event that, for any reason, any Warrant Agent fails to act resigns or otherwise is not appointed hereunder, it being understood that, in such event, the Company shall have all of the duties and responsibilities of the Warrant Agent hereunder.

                 7.02 Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                 7.03 Compensation; Reimbursement; Indemnity. The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements incurred in connection with the execution and administration of this Agreement (including the reasonable compensation and the expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured.

                 7.04 Warrant Agent May Hold Company Securities. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.


                                 ARTICLE VIII
                           CHANGE OF WARRANT AGENT

                 8.01 Resignation and Removal. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Warrant Agent may be removed with or without cause by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant Certificate(s) for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor warrant agent, either by the Company or by any court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or any court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000.
After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, and shall execute and deliver to the Company its written agreement to be bound by the terms of this agreement. The former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 8.01, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal the successor warrant agent or the Company shall mail by first class mail, postage prepaid, to each Holder, written notice of such resignation or removal and the name and address of such successor warrant agent.

                 8.02 Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any party hereto, provided that such corporation would be eligible for appointment as successor warrant agent under the provisions of Section 8.01 hereof.


                                   ARTICLE IX
                                 MISCELLANEOUS

                 9.01 Payment of Taxes. The Company shall pay all taxes and other governmental charges that may be imposed on the Company, the Warrants or the delivery of Warrant Shares or the holders thereof upon exercise of the Warrants. The Company shall not be required, however, to pay any income taxes imposed on any Holder in connection with the transfer or exchange of any Warrant Certificate, and shall not be required to issue any Warrant Certificates or Warrant Shares until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                 9.02 Merger or Consolidation of Company. The Company will not engage in (i) any consolidation or merger to which the Company is a party and as a result of which a holder of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock, or (ii) the sale or conveyance of all or substantially all of the property or business of the Company as an entirety unless the acquiring Person (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement and each Warrant Certificate issued hereunder to be performed and observed by the Company.

                 9.03 No Impairment or Amendment; Continued Validity. The Company shall not by any action, including, without limitation, amending its organizational documents, any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of Common Stock or other securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or any Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any Common Stock issuable upon exercise of the Warrants to be greater than the amount payable therefor upon exercise, (b) will take all such action in order that the Company may validly issue fully paid and nonassessable Warrant Shares; (c) will obtain and maintain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under the Warrant Agreement and the Warrants, (d) will not issue any capital stock or enter into any agreement or transaction, the terms of which would have the effect, directly or indirectly, of preventing the Company from honoring its obligations hereunder or under any of the other Basic Documents for the benefit of the holders of the Warrants and/or the Warrant Shares, and (e) will not amend or modify any term, condition or provision of its organizational documents, or any related agreement, document or instrument, in a manner which is, or could reasonably be expected to be, materially adverse to the interests of any Holder of Warrants.

                 So long as any Warrants are outstanding, the Company will acknowledge in writing, in form satisfactory to any Holder of any such security, the continued validity of the Company's obligations hereunder.

                 9.04 Obligations Several; Independent Nature of Each Holder's Rights. Each obligation of any Holder of the Warrants is several and no such Holder shall be responsible for the obligations of any other Holder. Nothing contained herein, and no action taken by any such Holder pursuant hereto, shall be deemed to constitute such Holders as a partnership, an association, a joint venture or any other kind of entity. Each Holder of Warrants shall be entitled to protect and enforce its rights or any rights of the Warrant Agent arising out of this Agreement or the Warrant without notice to or the consent of any other person (including but not limited to the Warrant Agent) and it shall be necessary for any other such Holder or the Warrant Agent to be joined as an additional party in any proceeding for such purpose.

                 9.05 Notices. Any notice or demand authorized by this Agreement to be given to the Warrant Agent or to the Company shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by first class mail, postage prepaid:

                 (1)      to the Warrant Agent, at

                          The First National Bank of Boston
                          150 Royall Street
                          Mail Stop 45-02-62
                          Canton, Massachusetts  02021
                          Attention:  Margaret Dunn
                          Facsimile: (617) 575-2549

                 (2)      to the Company, at

                          Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, Virginia  22306
                          Attention:  Chief Financial Officer
                          Facsimile:  (703) 768-9625

Each party hereto may change the address to which notices to it are to be delivered or mailed thereunder by notice to the other party.

                 Any notice pursuant to this Agreement by the Company or the Warrant Agent to any Holder shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise delivered, to such Holder at its address in the Warrant Register.

                 Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective two days after mailing, notices sent by facsimile transmission shall be effective when receipt is acknowledged and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

                 9.06 Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

                 9.07 Benefits of Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement.

                 9.08 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or the Holders shall bind and inure to the benefit of their respective successors and assigns.

                 9.09 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience only and shall have no effect on the interpretation of this Agreement.

                 9.10 Construction. As used herein, the singular shall include the plural (and vice versa), the masculine shall include the feminine and, and the word "it" or "its" shall include both the masculine and the feminine.

                 9.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts together shall constitute one instrument.

                 9.12 Amendment. No term of this Agreement or any Warrant may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought; provided, however, that amendments and waivers of provisions of the Warrants which do not (i) adversely affect the protections against dilution in Sections 5.01 or 5.02 hereof, (ii) increase the Exercise Price or (iii) otherwise adversely affect the Holders of the Warrants, shall be binding upon the Holders of all of the Warrants if made with the written consent of the Holders of 75% of the Warrants Shares.

                 9.13 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the Holder of any Warrant shall operate as a waiver of or otherwise prejudice such Holder's rights, powers or remedies.

                 9.14 Like Tenor. All Warrants shall at all times be identical, except as to the preamble thereto.

                 9.15 Remedies. The Company acknowledges that the remedies at law of the Holder of a Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of any Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring such Holder to post any bond or other security, unless otherwise required by applicable law (which cannot be waived by the Company or the Warrant Agent).

                 9.16 Severability. In case any provision in or obligation under this Agreement or the Warrants shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                 9.17 Integration. This Agreement, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

                 9.18 Termination. This Agreement shall terminate on the day following the later to occur of: (i) the expiration of the Exercise Period, and (ii) the date on which Warrant Shares have been issued upon the exercise of all Warrants pursuant hereto.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the 15th day of November, 1996

                                           METROCALL, INC.


                                           By:/s/ VINCENT D. KELLY
                                              ------------------------------
                                                   Vincent D. Kelly
                                                   Chief Financial Officer

                                           THE FIRST NATIONAL BANK OF BOSTON


                                           By:/s/ COLLEEN SHEA KEETING
                                              -------------------------------

                                                                   EXHIBIT A
                                                                      TO
                                                               WARRANT AGREEMENT

                         [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

                    EXERCISABLE AFTER NOVEMBER 15, 1996 AND
                         ON OR BEFORE NOVEMBER 15, 2001


                              WARRANT CERTIFICATE

                               METROCALL, INC.

No.__________                  Certificate for ___________  Warrants

                 This Warrant Certificate certifies that, for value received, ___________, or registered assigns, is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the conditions herein and in the Warrant Agreement referred to below, to purchase during the Exercise Period (defined below) the number of fully paid and nonassessable shares of the Common Stock par value $.01 per share, of Metrocall, Inc., a Delaware corporation (the "Company"), that is equal to 18.266 timesthe number of Warrants set forth above, at the purchase price of $7.40 per share (the "Exercise Price") payable in cash or in shares of Series A Convertible Preferred Stock par value, $.01, of the Company as set forth in the Warrant Agreement; provided, however, that the number or kind of shares (or, in certain events other property) purchasable upon exercise of the Warrants and the Exercise Price may, as of the date of this Warrant Certificate, have been, or may after such date be, adjusted as a result of certain events, as more fully provided in the Warrant Agreement.

                 Outstanding Warrants not exercised prior to 5:00 p.m., Eastern Standard Time, on November 15, 2001 shall become void and all rights hereunder and all rights in respect hereof shall cease at that time.

                 The Warrant(s) evidenced by this Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                 Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                 IN WITNESS WHEREOF, Metrocall, Inc. has caused this Warrant Certificate to be duly executed under its corporate seal.

                                   METROCALL, INC.

                                   By:
                                      ------------------------------
                                           William L. Collins, III
                                           Chief Executive Officer and President

Attest:


By:
   ------------------------------
     Shirley B. White
     Assistant Secretary

Countersigned:

Dated:  November 15, 1996

THE FIRST NATIONAL BANK OF BOSTON
as Warrant Agent


By:
   ------------------------------
     Authorized Officer

                         [FORM OF WARRANT CERTIFICATE]

                                   [REVERSE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS.

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement dated as of November 15, 1996 (the "Warrant Agreement") between the Company and The First National Bank of Boston, as warrant agent (the "Warrant Agent").
This Warrant Certificate is subject to and entitled to the benefits of all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company, the Warrant Agent and the Holders of the Warrant Certificates. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

                 The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock purchasable upon exercise of each Warrant and the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the shares referred to on the face hereof.

                 The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the list of Holders of Warrants maintained by the Warrant Agent (the "Warrant Register"), any notice to the contrary notwithstanding, and until such transfer on the Warrant Register, the Company may treat the Holder hereof as the owner for all purposes.

                 As provided in and subject to the terms of the Warrant Agreement, the Warrants evidenced hereby may be exercised during the Exercise Period in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Exercise Price at the corporate trust office of the Warrant Agent in New York City. Payment of such price shall be made (a) in cash or by certified or official bank check or wire transfer, or a combination thereof, (b) by delivery of shares of the Company's Series A Convertible Preferred Stock par value $.01 having an aggregate Stated Value plus accrued and unpaid dividends equal to the aggregate Exercise Price at the option of the Holder hereof or (c) by foregoing a number of shares in accordance with Section 2.02(iii) of the Warrant Agreement. If this Warrant Certificate shall be exercised during the Exercise Period in part, the Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates countersigned by the Warrant Agent for the number of Warrants not exercised.

                 This Warrant Certificate, upon surrender of this Warrant Certificate properly endorsed, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such Holder to purchase.

                 Except as set forth in the Warrant Agreement, no Holder shall, in respect of any Warrants, be entitled to vote or be deemed the holder of Common Stock for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon such Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of Directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or, to receive notice of meetings or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

                                 PURCHASE FORM

                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

                 The undersigned hereby irrevocably exercises
________________of the Warrants represented by this Warrant Certificate for the purchase of 18.266 shares of Common Stock par value $.01 per share, of Metrocall, Inc. for each such Warrant, herewith tenders payment of the Exercise Price for such shares of Common Stock, in full, (a) in the form of a certified or official bank check or wire transfer payable to the order of Metrocall, Inc. or a combination thereof, (b) such number of shares of the Company's Series A Convertible Preferred Stock par value $.01, having an aggregate stated value plus accrued and unpaid dividends equal to the aggregate Exercise Price, in the
amount of $        , (c) by foregoing such number of shares receivable upon
exercise of such Warrants with an aggregate Current Market Price equal to the aggregate Exercise Price for such shares of Common Stock or (d) a combination of clauses (a), (b) or (c) above, all in accordance with the terms of the within Warrant Certificate and the Warrant Agreement referred to therein (the "Warrant Agreement"), surrenders this Warrant Certificate and all right, title and interest herein, and directs that the shares of Common Stock deliverable upon exercise of the Warrants and a Warrant Certificate for the remaining Warrant(s), if any, be registered or placed in the name(s) and at the addressees) specified below and delivered thereto.

Dated:                  , 19
       -----------------    --
                                                              (1)
                                  ----------------------------
                                      (Signature of Owner)

                                  ------------------------------
                                  (Street Address)

                                  -------------------------------
                                  (City)    : (State)  (Zip Code)

                                  Signature Guaranteed by:

                                  -------------------------------





------------------

                 The signatures on the Purchase Note must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.



COMMON STOCK TO BE ISSUED TO:



Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:


ANY UNEXERCISED WARRANTS EVIDENCED BY THE WITHIN WARRANT
CERTIFICATE TO BE ISSUED TO:


Please insert Social Security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT

                                   ASSIGNMENT
        (TO BE EXECUTED ONLY UPON ASSIGNMENT OF THE WARRANT CERTIFICATE)


                 FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right, title and interest of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:



                                                   Social Security
                                                   or other
                                                   identifying
Name of                                            number of                 Number of
Assignee                  Address                  Assignee                  Warrants
--------                  -------                  --------                  --------





and does hereby irrevocably constitute and appoint the Warrant Agent referred to in the Warrant Certificate the undersigned's attorney to make such transfer on the books of Metrocall, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:                  , 19
       -----------------    --
                                                              (1)
                                  ----------------------------
                                      (Signature of Owner)

                                  ------------------------------
                                  (Street Address)

                                  -------------------------------
                                  (City)    : (State)  (Zip Code)

                                  Signature Guaranteed by:

                                                --------------------------------
--------------------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.